Exhibit 10.25.15

                      EIGHTY-FIFTH AGREEMENT AMENDING
                     NEW ENGLAND POWER POOL AGREEMENT
             (NON PARTICIPANT FTR FINANCIAL ASSURANCE POLICY)

     THIS EIGHTY-FIFTH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of May 9, 2002 (the "Eighty-Fifth Agreement"), amends the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, the most recent amendment dated as of April [__], 2002; and

     WHEREAS, the Participants desire to amend the NEPOOL Agreement, including the NEPOOL Tariff, as heretofore amended, to reflect the revisions detailed herein.

     NOW, THEREFORE, upon approval of this Eighty-Fifth Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:

                                 SECTION 1
                        AMENDMENT TO NEPOOL TARIFF

1.1 Addition of Attachment O to NEPOOL Tariff. The Financial Assurance Policy for Non-Participant FTR Customers is added as Attachment O to the NEPOOL Tariff, reading as Attachment 1 hereto.

                                 SECTION 2
                               MISCELLANEOUS

2.1 The Eighty-Fifth Agreement shall become effective on August 1, 2002 or on such other date as the Commission shall provide that the amendments reflected herein shall become effective.

2.2 Terms used in this Eighty-Fifth Agreement that are not defined herein shall have the meanings ascribed to them in the NEPOOL Agreement.


                                                Attachment 1

                               ATTACHMENT O



         Financial Assurance Policy for Non-Participant FTR Customers
         ------------------------------------------------------------


     The purpose of this Policy is (i) to establish a financial assurance policy for Non-Participants <FN1> that transact in the FTR Auction and/or Secondary FTR Market ("Non-Participant FTR Customers") and applicants to become Non-Participant FTR Customers ("Non-Participant FTR Applicants") that includes a commercially reasonable credit review procedure to assess the financial ability of a Non-Participant FTR Applicant or of a Non-Participant FTR Customer to pay for such transactions under the Tariff and the applicable Market Rules and other governing documents (the "FTR Documents"); (ii) to set forth the requirements for alternative forms of security from Non-Participant FTR Applicants and Non-Participant FTR Customers that will be deemed acceptable to NEPOOL and consistent with commercial practices established by the Uniform Commercial Code that protect NEPOOL, the System Operator and the FTR and ARR Holders against the risk of non-payment by defaulting Non-Participant FTR Customers; (iii) to set forth the conditions under which NEPOOL will conduct business so as to avoid the possibility of failure of payment by Non-Participant FTR Customers for services rendered under the FTR Documents; and (iv) to collect amounts past due and make up shortfalls in payments and terminate service to defaulting Non-Participant FTR Customers. A Non-Participant FTR Customer's failure to meet the requirements of this Policy may result in suspension or termination of service by NEPOOL.

FINANCIAL ASSURANCE REQUIREMENTS

Financial Review
----------------


     Each Non-Participant FTR Applicant and Non-Participant FTR Customer shall, upon the request of the System Operator <FN2>, submit the following information to the System Operator: (i) all current rating agency reports from Standard & Poors ("S&P"), Moody's and/or Fitch; (ii) audited financial statements for at least the immediately preceding three (3) years, or the period of its existence, if shorter, including, but not limited to, balance sheets, income statements, statements of cash flows and notes to financial statements, annual and quarterly reports, and 10-K, 10-Q and 8-K Reports; <FN3> (iii) at least one bank reference and three (3) utility company credit references, or in those cases where a Non-Participant FTR Applicant or Non-Participant FTR Customer does not have three (3) utility company credit references, three (3) trade payable vendor references may be substituted; and (iv) relevant information as to any known or anticipated material lawsuits, as well as any prior bankruptcy declarations by the Non-Participant FTR Applicant or Non-Participant FTR Customer, or by its predecessor(s), if any. In the case of certain Non-Participant FTR Applicants and Non-Participant FTR Customers, some of the information and documentation described in the immediately preceding sentence may not be applicable or available, and alternate requirements may be specified by NEPOOL or its designee in its sole discretion.

FTR Applicants
--------------

     Each Non-Participant FTR Applicant must submit to the System Operator, with its application for FTR system access, financial assurance, in the form of either a cash deposit or a letter of credit meeting the requirements described below, in an amount that is at least equal to the greater of $500,000 or three-and-one-half (3.5) times the average expected net monthly charges of such Non-Participant FTR Applicant (the "Base Financial Assurance"). The Base Financial Assurance ensures a minimal level of coverage of the hourly market settlements, which amounts cannot be pre-determined, should the Non-Participant FTR Applicant win its bids. The Base Financial Assurance must be maintained at all times that the entity providing it is a Non-Participant FTR Customer, as described below.

Bidding into the FTR Auction
----------------------------

     If a Non-Participant FTR Customer submits a bid into an FTR Auction, that Non-Participant FTR Customer must provide, in addition to its Base Financial Assurance, financial assurance, in the form of either a cash deposit or a letter of credit meeting the requirements described below, in an amount that is at least equal to the total dollar amount of the bids <FN4> submitted by such FTR Non-Participant FTR Customer in such FTR Auction at the time such FTR Auction closes (the "Bid Financial Assurance"). Moreover, a Non-Participant FTR Customer must maintain, at all times, in addition to its Base Financial Assurance required hereunder, financial assurance, in the form of either a cash deposit or letter of credit meeting the requirements described below, in an amount that is at least equal to the total dollar amount of any awarded bids in any FTR Auctions (the "Award Financial Assurance" and together with the Base Financial Assurance and the Bid Financial Assurance, the "Total Financial Assurance") <FN5>. The System Operator shall compute each Non-Participant FTR Customer's Total Financial Assurance requirement on a daily basis. If a Non-Participant FTR Customer does not have the required level of Total Financial Assurance in place at the time an FTR Auction into which it has bid closes, then, in addition to the other consequences described herein, all bids submitted by that Non-Participant FTR Customer for that FTR Auction will be rejected. The Non-Participant FTR Customer will be allowed to participate in the next FTR Auction held provided it meets all requirements for such participation, including without limitation those set forth herein.

     Each Non-Participant FTR Customer must maintain its Total Financial Assurance for the duration of the FTRs awarded to it. Any financial assurance amount collected from a Non-Participant FTR Customer in connection with an unsuccessful bid will be held by the System Operator and applied first against any unsatisfied financial assurance requirement hereunder, and unless that Non-Participant FTR Customer requests in writing to have such financial assurance returned to it, that financial assurance will be applied against future bids and awards by that Non-Participant FTR Customer. Prior to returning any financial assurance to a Non-Participant FTR Customer, the System Operator shall use such financial assurance to satisfy any overdue obligations of that Non-Participant FTR Customer.

The System Operator shall only return to that Non-Participant FTR Customer the balance of such financial assurance after all such overdue obligations have been satisfied.

Consequences Upon Reaching 70%, 80% and 90% of Total Financial Assurance
------------------------------------------------------------------------

When a Non-Participant FTR Customer's aggregate outstanding obligations to NEPOOL and the System Operator equal 70 percent (70%) of the available amount of that Non-Participant FTR Customer's financial assurance provided hereunder, exclusive of any Bid Financial Assurance that relates to bids that have not yet been accepted or rejected (the "Test Amount"), the System Operator shall issue anotice thereof to such Non-Participant FTR Customer, such notice to be given in a manner consistent with Section 21 of the Restated NEPOOL Agreement. When a Non-Participant FTR Customer's aggregate outstanding obligations to NEPOOL and the System Operator equal 80 percent (80%) of its Test Amount, (i) the System Operator will issue a notice thereof to that Non-Participant FTR Customer, such notice to be given in a manner consistent with Section 21 of the Restated NEPOOL Agreement, and, (ii) if such condition continues to exist for five business days after the date of such notice, the System Operator shall issue notice thereof to all members and alternates of the NEPOOL Participants Committee. When a Non-Participant FTR Customer's aggregate outstanding obligations to NEPOOL and the System Operator equal 90 percent (90%) of its Test Amount, (i) the System Operator will issue notice thereof to such Non Participant FTR Customer, all members and alternates on the NEPOOL Participants Committee and the New England governors and utility regulatory agencies, such notice to be given in a manner consistent with Section 21 of the Restated NEPOOL Agreement, (ii) such Non-Participant
FTR Customer shall be suspended from any right to enter into any future transactions in the FTR system, and (iii) all FTRs held by such Non-Participant FTR Customer (the "Default FTRs") shall be offered in the next FTR Auction, with a bid price of $0. All Default FTRs that have a positive value in that next FTR Auction shall be forfeited by such Non-Participant FTR Customer and will be sold at the applicable clearing price in that FTR Auction. The proceeds from the sale of those Default FTRs will first be used to satisfy all obligations of such Non-Participant FTR Customer to NEPOOL and the System Operator, and any amount remaining after all such obligations have been satisfied shall be paid over to the Non-Participant FTR Customer that formerly owned such Default FTRs. All Default FTRs that have a negative value in the next FTR Auction will be retained by such Non-Participant FTR Customer, and such Non-Participant FTR Customer will remain subject to all of the requirements, including the requirements hereunder, with respect to such Default FTRs retained by it.

     A Non-Participant FTR Customer that has been suspended in accordance with the preceding paragraph will not be allowed to participate in the FTR Auctions and Secondary FTR Market without re-registering as a Non-Participant FTR Applicant, and such Non-Participant FTR Applicant shall be required to cure all defaults hereunder prior to the acceptance of its application.

     Except as set forth herein, no financial assurance provided under this policy shall be terminated or returned prior to the end date of all awarded FTRs and the final satisfaction of all obligations of the Non-Participant FTR Applicant or Non-Participant FTR Customer providing that financial assurance, even if the Non-Participant FTR Applicant or Non-Participant FTR Customer providing such financial assurance is terminated or withdraws from the FTR system and otherwise satisfies all of its obligations to NEPOOL.

ACCEPTABLE FORMS OF ADDITIONAL FINANCIAL ASSURANCE

Cash Deposit.
------------

     A cash deposit for the full value of the financial assurance amount required hereunder, as determined by NEPOOL or the System Operator, provides an acceptable form of financial assurance to NEPOOL.

     In the event that actual amounts due to NEPOOL exceed those anticipated, the anticipated charges will be increased accordingly and the Non-Participant FTR Applicant or Non-Participant FTR Customer must augment its cash deposit to reach the required level.

     The cash deposit will be invested by the System Operator in direct obligations of the United States or its agencies and interest earned will be paid to the Non-Participant FTR Customer. The System Operator may sell or otherwise liquidate such investments at its discretion to meet the Non-Participant FTR Customer's obligations to NEPOOL and the System Operator.

Letter of Credit.
----------------

     An irrevocable standby letter of credit for the full value of the financial assurance required hereunder, as determined by NEPOOL or the System Operator, provides an acceptable form of financial assurance to NEPOOL. The letter of credit shall be valued as zero dollars ($0.00) 30 days prior to the termination of such letter of credit.

     If the letter of credit amount is below the required level, the Non-Participant FTR Applicant or Non-Participant FTR Customer shall immediately replenish or increase the letter of credit amount; otherwise NEPOOL shall terminate the Non-Participant FTR Applicants or Non-Participant FTR Customer's right to access and participation in the FTR Market.

     The form, substance and provider of the letter of credit must all be acceptable to NEPOOL. The letter of credit should clearly state the full names of the "Issuer," "Account Party" and "Beneficiary," the dollar amount available for drawings, and should include a statement required on the drawing certificate and other terms and conditions that should apply.
It should also specify that funds will be disbursed, in accordance with the instructions, within one Business Day after due presentation of the drawing certificate. The bank issuing the letter of credit must (i) have a minimum corporate debt rating of an "A-" by S&P, or "A3" by Moody's, or "A-" by Fitch, or an equivalent short-term debt rating by one of these agencies, and (ii) be organized under the laws of the United States or any state thereof or be the United States branch of a foreign bank. The System Operator will confirm no less frequently than quarterly that each bank providing a letter of credit hereunder satisfies the preceding sentence.

     Attachment 1 provides a generally acceptable sample "clean" letter of credit, and all letters of credit provided by Non-Participant FTR Applicants and Non-Participant FTR Customers shall be in this form (with only minor, non-material changes), unless a variation therefrom is approved by the Budget and Finance Subcommittee of the Participants Committee. All costs associated with obtaining financial security and meeting the provisions of this Policy are the responsibility of the Non-Participant FTR Applicant or Non-Participant FTR Customer.

MISCELLANEOUS

Use of Transaction Setoffs.
---------------------------

     Under certain conditions, NEPOOL or the System Operator may be obligated to make payments to a Non-Participant FTR Customer. In this event, the amount of the cash deposit or letter of credit required for financial assurance for the contemplated transactions will be reduced ("setoff") by an amount equal to NEPOOL's or the System Operator's unpaid balance or expected billing under the other transactions. The terms and the amount of the setoff must be approved by NEPOOL.

Non-Payment of Amounts Due.
---------------------------

     If a Non-Participant FTR Customer is delinquent two or more times within any 12 months in paying on time its charges due to NEPOOL and the System Operator, a late payment charge in an amount equal to the greater of (i) two percent (2%) of the total amount of such late payment or (ii) $250.00 will be billed to that Non-Participant FTR Customer. In addition interest will be charged on any delinquent payments at the rate provided in Section 8.3 of the Tariff.

------------------------------------------------------------


<FN1> Capitalized terms used but not defined in this Policy are intended to have the meanings given to such terms in the Restated NEPOOL Agreement or the Restated NEPOOL Open Access
Transmission Tariff (the "Tariff").

<FN2>  The System Operator will act as NEPOOL's agent in
managing and enforcing this Policy. Accordingly, all financial information required pursuant to this Policy is to be provided to the System Operator, which will keep all such information confidential in accordance with the provisions of the NEPOOL Information Policy.

<FN3>  If any of the above-mentioned financial statements
are available on the Internet, the Non-Participant FTR Applicant or Non-Participants FTR Customer may provide instead a letter to NEPOOL stating where such statements may be located and retrieved by NEPOOL or its designee.

<FN4> The total dollar amount of the bids submitted is equal to the bid dollar amount per megawatt multiplied by the total amount of megawatts bid.

<FN5> Once a bid in an FTR Auction is awarded, the Bid
Financial Assurance that relates to such bid will be converted to the Award Financial Assurance relating to such awarded bid. The required amount of the Award Financial
Assurance will be based on the amount of the awarded bid, not on the amount initially bid.


------------------------------------------------------------



                                ATTACHMENT 1

                           SAMPLE LETTER OF CREDIT
                           -----------------------
                                                        [DATE PROVIDED]



                   IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                   ----------------------------------------



[EXPIRATION DATE] AT OUR COUNTERS

WE DO HEREBY ISSUE AN IRREVOCABLE NON-TRANSFERABLE STANDBY LETTER OF CREDIT
BY ORDER OF AND FOR THE ACCOUNT OF      ON BEHALF OF        [NON-PARTICIPANT
FTR CUSTOMER] ("ACCOUNT PARTY") IN FAVOR OF THE PARTICIPANTS IN THE NEW ENGLAND POWER POOL ("NEPOOL") IN AN AMOUNT NOT EXCEEDING US$ ______.00 (UNITED STATES DOLLARS ____________ AND 00/100) AGAINST PRESENTATION TO US OF A DRAWING CERTIFICATE SIGNED BY A PURPORTED OFFICER OR AUTHORIZED AGENT OF NEPOOL AND DATED THE DATE OF PRESENTATION CONTAINING THE FOLLOWING STATEMENT:

          "THE UNDERSIGNED HEREBY CERTIFIES TO [BANK] ("BANK"), WITH REFERENCE TO IRREVOCABLE NON-TRANSFERABLE STANDBY
          LETTER OF CREDIT NO.        ISSUED BY [BANK] IN FAVOR
          OF THE PARTICIPANTS IN THE NEW ENGLAND POWER POOL ("NEPOOL"), THAT [NON-PARTICIPANT FTR CUSTOMER] HAS FAILED TO PAY NEPOOL AND/OR ISO NEW ENGLAND IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE RESTATED NEPOOL AGREEMENT BETWEEN [NON-PARTICIPANT FTR CUSTOMER] AND THE OTHER NEPOOL MEMBERS, AND THUS NEPOOL IS DRAWING UPON THE LETTER OF CREDIT IN AN AMOUNT EQUAL TO $_______________."


IF PRESENTATION OF ANY DRAWING CERTIFICATE IS MADE ON A BUSINESS DAY AND SUCH PRESENTATION IS MADE AT OUR COUNTERS ON OR BEFORE 10:00 A.M. _________ TIME, WE SHALL SATISFY SUCH DRAWING REQUEST ON THE SAME BUSINESS DAY.
IF THE DRAWING CERTIFICATE IS RECEIVED AT OUR COUNTERS AFTER 10:00 A.M. ___________ TIME, WE WILL SATISFY SUCH DRAWING REQUEST ON THE NEXT BUSINESS DAY, FOR THE PURPOSES OF THIS SECTION, A BUSINESS DAY MEANS A DAY, OTHER THAN A SATURDAY OR SUNDAY, ON WHICH COMMERCIAL BANKS ARE NOT AUTHORIZED OR REQUIRED TO BE CLOSED IN NEW YORK, NEW YORK. DISBURSEMENTS SHALL BE IN ACCORDANCE WITH THE INSTRUCTIONS OF NEPOOL.


THE FOLLOWING TERMS AND CONDITIONS APPLY:

          THIS LETTER OF CREDIT SHALL EXPIRE AT THE CLOSE OF BUSINESS [DATE]. THE AMOUNT WHICH MAY BE DRAWN BY YOU UNDER THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY REDUCED BY THE AMOUNT OF ANY UNREIMBURSED DRAWINGS HEREUNDER AT OUR COUNTERS. ANY NUMBER OF PARTIAL DRAWINGS ARE PERMITTED FROM TIME TO TIME HEREUNDER.

          ALL COMMISSIONS AND CHARGES WILL BE BORNE BY THE ACCOUNT PARTY.

          THIS LETTER OF CREDIT IS NOT TRANSFERABLE OR ASSIGNABLE.
          THIS LETTER OF CREDIT DOES NOT INCORPORATE AND SHALL NOT BE DEEMED MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT (A) THAT IS REFERRED TO HEREIN (EXCEPT FOR THE UCP, AS DEFINED BELOW) OR (B) IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES.

          THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (THE "UCP"), EXCEPT TO THE EXTENT THAT TERMS HEREOF ARE INCONSISTENT WITH THE PROVISIONS OF THE UCP, INCLUDING BUT NOT LIMITED TO ARTICLES 13(b) AND 17 OF
          THE UCP, IN WHICH CASE THE TERMS OF THE LETTER OF CREDIT SHALL
          GOVERN.

          THIS LETTER OF CREDIT MAY NOT BE AMENDED, CHANGED OR MODIFIED WITHOUT THE EXPRESS WRITTEN CONSENT OF NEPOOL AND US.


WE HEREBY ENGAGE WITH YOU THAT DOCUMENTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION AS SPECIFIED.

PRESENTATION OF ANY DRAWING CERTIFICATE UNDER THIS STANDBY LETTER OF CREDIT
MAY BE SENT TO US BY COURIER, CERTIFIED MAIL, REGISTERED MAIL, TELEGRAM,
TELEX TO THE ADDRESS SET FORTH BELOW, OR SUCH OTHER ADDRESS AS MAY HEREAFTER BE FURNISHED BY US. OTHER NOTICES CONCERNING THIS STANDBY LETTER OF CREDIT MAY
BE SENT BY FACSIMILE OR SIMILAR COMMUNICATIONS FACILITY TO THE RESPECTIVE ADDRESSES SET FORTH BELOW. ALL SUCH NOTICES AND COMMUNICATIONS SHALL BE EFFECTIVE WHEN ACTUALLY RECEIVED BY THE INTENDED RECIPIENT PARTY.

IF TO THE BENEFICIARY OF THIS LETTER OF CREDIT:

IF TO THE ACCOUNT PARTY:

IF TO US:

--------------------------------  -----------------------------------
    [signature]                   [signature]